UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                         Date of Report: August 9, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                    0-14273                 84-0868815
        --------                    -------                 ----------
       (State of                  (Commission             (IRS Employer
     incorporation)               File Number)         Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. RESULTS OF OPERATONS AND FINANCIAL CONDITION


On August 9, 2005, PlanGraphics, Inc. ("the Company") distributed a press release announcing the unaudited and unreviewed expected results of operations for the year ended September 30, 2004 and for the nine month period ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description
-----------            -----------

99.1        Press Release, dated August 5, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


August 10, 2005                /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

                                  EXHIBIT INDEX

Exhibit
   No.                 Description
-------                -----------


99.1        Press Release, dated August 9, 2005.